Exhibit 99.1
Contact: Dan Cravens
480/693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS GROUP, INC. REPORTS NOVEMBER TRAFFIC
TEMPE, Ariz., Dec. 3, 2008 — US Airways Group, Inc. (NYSE: LCC) today reported November and year-to-date 2008 traffic results. Mainline revenue passenger miles (RPMs) for the month were 4.3 billion, down 6.9 percent from November 2007. Capacity was 5.5 billion available seat miles (ASMs), down 6.1 percent versus November 2007. Passenger load factor for the month of November was 77.7 percent, down 0.7 points versus November 2007.
US Airways President Scott Kirby said, “November consolidated (mainline and Express) passenger revenue per available seat mile (PRASM) decreased between three and five percent versus the same period last year. In addition to the impact of the busy post Thanksgiving holiday travel return falling in December, our November unit revenue was impacted by the deteriorating macroeconomic environment. We continue to believe, however, that the impact of lower fuel cost will more than offset the decline in demand that we are currently anticipating.
“Additionally, I would like to thank our 34,000 employees for an outstanding job of taking care of our customers through the Thanksgiving travel period despite challenging weather across the country on Sunday.”
For the month of November, US Airways’ preliminary on-time performance as reported to the U.S. Department of Transportation was 82 percent with a completion factor of 99.1 percent. Year-to-date load factor remained at record levels at 81.8 percent.
The following summarizes US Airways Group’s traffic results for the month and year-to-date ended Nov. 30, 2008 and 2007, consisting of mainline operated flights as well as US Airways Express flights operated by wholly owned subsidiaries PSA Airlines and Piedmont Airlines.

US Airways Mainline

November

	2008	2007	% Change

Mainline Revenue Passenger Miles (000)
Domestic	3,528,047	3,821,329	(7.7)
Atlantic	446,823	468,359	(4.6)
Latin	283,461	282,255	0.4

Total Mainline Revenue Passenger Miles	4,258,331	4,571,943	(6.9)

Mainline Available Seat Miles (000)
Domestic	4,440,689	4,814,740	(7.8)
Atlantic	652,326	647,506	0.7
Latin	388,099	372,288	4.2

Total Mainline Available Seat Miles	5,481,114	5,834,534	(6.1)

Mainline Load Factor (%)
Domestic	79.4	79.4	—	pts
Atlantic	68.5	72.3	(3.8	) pts
Latin	73.0	75.8	(2.8	) pts

Total Mainline Load Factor	77.7	78.4	(0.7	) pts

Mainline Enplanements
Domestic	3,727,105	4,124,890	(9.6)
Atlantic	113,492	120,164	(5.6)
Latin	232,364	231,481	0.4

Total Mainline Enplanements	4,072,961	4,476,535	(9.0)
YEAR TO DATE

	2008	2007	% Change

Mainline Revenue Passenger Miles (000)
Domestic	44,131,298	45,565,360	(3.1)
Atlantic	8,000,880	7,447,381	7.4
Latin	3,781,818	3,542,781	6.7

Total Mainline Revenue Passenger Miles	55,913,996	56,555,522	(1.1)

Mainline Available Seat Miles (000)
Domestic	53,466,300	55,526,961	(3.7)
Atlantic	10,269,663	9,577,317	7.2
Latin	4,614,460	4,539,512	1.7

Total Mainline Available Seat Miles	68,350,423	69,643,790	(1.9)

Mainline Load Factor (%)
Domestic	82.5	82.1	0.4	pts
Atlantic	77.9	77.8	0.1	pts
Latin	82.0	78.0	4.0	pts

Total Mainline Load Factor	81.8	81.2	0.6	pts

Mainline Enplanements
Domestic	45,343,477	48,703,437	(6.9)
Atlantic	2,052,007	1,909,127	7.5
Latin	3,092,579	2,889,562	7.0

Total Mainline Enplanements	50,488,063	53,502,126	(5.6)

Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways Express (Piedmont Airlines, PSA Airlines)

November

	2008	2007	% Change

Express Revenue Passenger Miles (000)
Domestic	159,626	173,483	(8.0)

Express Available Seat Miles (000)
Domestic	253,148	261,296	(3.1)

Express Load Factor (%)
Domestic	63.1	66.4	(3.3	) pts

Express Enplanements
Domestic	591,836	637,588	(7.2)
YEAR TO DATE

	2008	2007	% Change

Express Revenue Passenger Miles (000)
Domestic	2,005,817	2,127,265	(5.7)

Express Available Seat Miles (000)
Domestic	2,988,012	3,044,620	(1.9)

Express Load Factor (%)
Domestic	67.1	69.9	(2.8	) pts

Express Enplanements
Domestic	7,237,244	7,612,718	(4.9)

Notes:
1)	Canada is included in domestic results.

Consolidated US Airways Group, Inc.

November

	2008	2007	% Change
Consolidated Revenue Passenger Miles (000)
Domestic	3,687,673	3,994,812	(7.7)
Atlantic	446,823	468,359	(4.6)
Latin	283,461	282,255	0.4

Total Consolidated Revenue Passenger Miles	4,417,957	4,745,426	(6.9)

Consolidated Available Seat Miles (000)
Domestic	4,693,837	5,076,036	(7.5)
Atlantic	652,326	647,506	0.7
Latin	388,099	372,288	4.2

Total Consolidated Available Seat Miles	5,734,262	6,095,830	(5.9)

Consolidated Load Factor (%)
Domestic	78.6	78.7	(0.1	) pts
Atlantic	68.5	72.3	(3.8	) pts
Latin	73.0	75.8	(2.8	) pts

Total Consolidated Load Factor	77.0	77.8	(0.8	) pts

Consolidated Enplanements
Domestic	4,318,941	4,762,478	(9.3)
Atlantic	113,492	120,164	(5.6)
Latin	232,364	231,481	0.4

Total Consolidated Enplanements	4,664,797	5,114,123	(8.8)
YEAR TO DATE

	2008	2007	% Change
Consolidated Revenue Passenger Miles (000)
Domestic	46,137,115	47,692,625	(3.3)
Atlantic	8,000,880	7,447,381	7.4
Latin	3,781,818	3,542,781	6.7

Total Consolidated Revenue Passenger Miles	57,919,813	58,682,787	(1.3)

Consolidated Available Seat Miles (000)
Domestic	56,454,312	58,571,581	(3.6)
Atlantic	10,269,663	9,577,317	7.2
Latin	4,614,460	4,539,512	1.7

Total Consolidated Available Seat Miles	71,338,435	72,688,410	(1.9)

Consolidated Load Factor (%)
Domestic	81.7	81.4	0.3	pts
Atlantic	77.9	77.8	0.1	pts
Latin	82.0	78.0	4.0	pts

Total Consolidated Load Factor	81.2	80.7	0.5	pts

Consolidated Enplanements
Domestic	52,580,721	56,316,155	(6.6)
Atlantic	2,052,007	1,909,127	7.5
Latin	3,092,579	2,889,562	7.0

Total Consolidated Enplanements	57,725,307	61,114,844	(5.5)

Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways is also providing a brief update on notable company accomplishments during the month of November:
•	Successfully activated the airline’s new, state-of-the-art operations control center in Pittsburgh where all flight control and dispatch functions for US Airways’ 1,300 daily mainline flights are carried out.
•	Announced expansion of nonstop flying from Boston Logan International Airport to eight destinations in Latin America and the Caribbean to operate in January, February and March 2009.
•	Restored Dividend Miles Bonus Miles accrual for Preferred Dividend Miles members as well as the 500 mile minimum for Preferred members and the 500 mile minimum for all Dividend Miles members on US Airways Shuttle flights.
US Airways, along with US Airways Shuttle and US Airways Express, operates more than 3,100 flights per day and serves nearly 200 communities in the U.S., Canada, Europe, the Caribbean and Latin America. The airline employs approximately 34,000 aviation professionals worldwide and is a member of the Star Alliance network, which offers our customers 18,000 daily flights to 965 destinations in 162 countries worldwide. In the first eight months of 2008, US Airways ranked first in on-time performance among the ten largest U.S. carriers according to the Department of Transportation’s Air Travel Consumer Report. And for the tenth consecutive year, the airline received a Diamond Award for maintenance training excellence from the Federal Aviation Administration (FAA) for its Charlotte, North Carolina hub line maintenance facility. For more company information, visit usairways.com. (LCCT)
Forward Looking Statements
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding the outlook, expected fuel costs, revenue and pricing environment, and expected financial performance of US Airways Group (the “Company”). Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the impact of future significant operating losses; changes in prevailing interest rates and increased costs of financing; the impact of economic conditions; the Company’s high level of fixed obligations (including compliance with financial covenants related to those obligations) and the ability of the Company to obtain and maintain any necessary financing for operations and other purposes; the ability of the Company to maintain adequate liquidity; labor costs, relations with unionized employees generally and the impact and outcome of the labor negotiations; the impact of high fuel costs, significant disruptions in fuel supply and further significant increases to fuel prices; reliance on vendors and service providers and the ability of the Company to obtain and maintain commercially reasonable terms with those vendors and service providers; reliance on automated systems and the impact of any failure or disruption of these systems; the impact of changes in the Company’s business model; the impact of industry consolidation; competitive practices in the industry, including significant fare restructuring activities, capacity reductions or other restructuring or consolidation activities by major airlines; the ability to attract and retain qualified personnel; the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events;

government legislation and regulation, including environmental regulation; the Company’s ability to obtain and maintain adequate facilities and infrastructure to operate and grow the Company’s network; costs of ongoing data security compliance requirements and the impact of any data security breach; interruptions or disruptions in service at one or more of the Company’s hub airports; the impact of any accident involving the Company’s aircraft; delays in scheduled aircraft deliveries or other loss of anticipated fleet capacity; security-related and insurance costs; weather conditions; the cyclical nature of the airline industry; the impact of foreign currency exchange rate fluctuations; the ability to use pre-merger NOLs and certain other tax attributes; ability to complete the integration of labor groups; the ability to maintain contracts critical to the Company’s operations; the ability of the Company to attract and retain customers; and other risks and uncertainties listed from time to time in the Company’s reports to the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Report on Form 10-Q for the quarter ended September 30, 2008 and in the Company’s filings with the SEC, which are available at www.usairways.com
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